EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (the "Agreement"), made as of this 1st day of February, 2002, is entered into by Bio-Imaging Technologies, Inc., a Delaware corporation with its principal place of business at 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940 (the "Company"), and Mark L. Weinstein (the "Employee").

     The Company desires to employ the Employee, and the Employee desires to be employed by the Company. In consideration of the mutual covenants and promises contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties to this Agreement, the parties agree as follows:

     1. Term of  Employment.  The Company  hereby agrees to employ the Employee,
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and the Employee hereby accepts employment with the Company,  upon the terms set forth in this Agreement, for the period commencing on February 1, 2002 (the "Commencement Date") and ending on January 31, 2005 (such period, as it may be extended, the "Employment Period"), unless sooner terminated in accordance with the provisions of Section 4.

     2. Title; Capacity. The Employee shall serve as President,  Chief Executive
        ---------------
Officer and Chief Financial Officer or in such other reasonably comparable position as the Company or its Board of Directors (the "Board") may determine from time to time. The Employee shall be based at the Company's headquarters in Newtown, Pennsylvania, or such place or places in the continental United States as the Board shall determine. The Employee shall be subject to the supervision of, and shall have such authority as is delegated to the Employee by, the Board or such officer of the Company as may be designated by the Board.

     The Employee hereby accepts such employment and agrees to undertake the duties and responsibilities inherent in such position and such other duties and responsibilities as the Board or its designee shall from time to time reasonably assign to the Employee. The Employee agrees to devote his entire business time, attention and energies to the business and interests of the Company during the Employment Period. The Employee agrees to abide by the rules, regulations, instructions, personnel practices and policies of the Company and any changes therein which may be adopted from time to time by the Company. The Employee further agrees to abide by the applicable rules, practices, policies, restrictions and principles outlined by the Board in its' Corporate Policy Governance Manual and amendments adopted thereto.

     3. Compensation and Benefits.
        -------------------------

          3.1  Salary.   The  Company  shall  pay  the  Employee,   in  periodic
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installments in accordance with the Company's  customary payroll  practices,  an annual base salary of $237,500 for the one-year period commencing on the Commencement Date. Such salary may be subject to cost of living or other increases thereafter as determined by the Board.

          3.2 Fringe Benefits.  The Employee shall be entitled to participate in
              ---------------
all bonus and benefit programs that the Company establishes and makes available to its employees, if any, to the extent that Employee's position, tenure, salary, age, health and other qualifications make him eligible to participate, including, but not limited to, a car allowance not to exceed $500 per month. The Employee shall be entitled to four (4) weeks paid vacation per year, to be taken at such times as may be approved by the Board or its designee.

          3.3  Reimbursement  of  Expenses.  The  Company  shall  reimburse  the
               ---------------------------
Employee for all reasonable travel, entertainment and other expenses incurred or paid by the Employee in connection with, or related to, the performance of his duties, responsibilities or services under this Agreement, in accordance with policies and procedures, and subject to limitations, adopted by the Company or the Board from time to time.

          3.4 Bonuses; Incentive Compensation. The Employee shall be eligible to
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receive,  at the sole discretion of the Board, an annual bonus (the "MIP Bonus")
up to a maximum amount equal to 50% of the Employee's annual base salary upon the achievement of certain milestones as set forth in a board approved annual Management Incentive Plan, attached hereto as Schedule A (the "Management
                                                   -----------
Incentive Plan"). The specific annual milestones will be set each year by the Board following consultation with the Employee. Notwithstanding the foregoing, the Employee shall not be eligible to receive the MIP Bonus if the Company has not achieved pre-tax earnings for that applicable fiscal year.

          3.5  Restricted  Stock Award.  On January 31, 2005,  provided that the
               -----------------------
Employee is still employed by the Company on such date, the Company shall grant and issue to the Employee 30,000 shares (the "Restricted Shares") of the Company's common stock, $0.00025 par value (the "Common Stock"), pursuant to the Company's 2002 Stock Incentive Plan (the "Plan"). In the event that, during the Employment Period, a Change in Control occurs, the Employee's right to the Restricted Shares shall accelerate and the Company shall issue the Restricted Shares to the Employee immediately prior to the events set forth in subsection
(a) below and immediately after the events set forth in subsections (b) and (c) below. The term "Change in Control" as used in this Agreement shall mean the first to occur of any of the following:

          (a) The effective date or date of consummation of any transaction or series of transactions (other than a transaction to which only the Company and one or more of its subsidiaries are parties) pursuant to which the Company:

              (i)   becomes a subsidiary of another corporation, or

              (ii) is merged or consolidated with or into another corporation, or

              (iii) engages in an exchange of shares with another  corporation,
                    or

              (iv) transfers, sells or otherwise disposes of all or substantially all its assets to a single purchaser (other than the Employee), or a group of purchasers (none of whom is the Employee);

provided,  however,  that  this  subsection  (a) shall  not be  applicable  to a
------------------
transaction or series of transactions in which a majority of the capital stock of the other corporation, following such transaction or series of transactions, is owned or controlled by the holders of a majority of the Company's outstanding capital stock immediately before such sale, transfer or disposition.

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

          (b) The date upon which any person, (other than the Employee), group of associated persons acting in concert (none of whom is the Employee) or corporation becomes a direct or indirect beneficial owner of shares of stock of the Company representing an aggregate of more than fifty percent (50%) of the votes then entitled to be cast at an election of directors of the Company; provided however, that this Subsection (b) shall not be applicable to a transaction or series of transactions in which the entity acquiring such ownership in excess of fifty percent (50%) is a person or entity who is eligible, pursuant to Rule 13d-1(b) under the Securities Exchange Act of 1934, as amended, to file a statement on Schedule 13G with respect to its beneficial ownership of the Company's capital stock, whether or not such person or entity shall have filed a schedule 13G, unless such person or entity shall have filed a
Schedule 13D with respect to beneficial ownership of fifteen (15%) or more of the Company's capital stock; and provided, further, that the acquisition of
                                   --------   -------
shares in a bona fide public  offering or private  placement of securities by an
            ---------
investor who is acquiring such shares for passive investment purposes only shall not constitute a "Change in Control."

          (c) The date upon which the persons who were members of the Board of Directors of the Company on the date of this Agreement (the "Original Directors") cease to constitute a majority of the Board of Directors; provided, however, that any new Director whose nomination or selection has been approved by the affirmative vote of at least three of the Original Directors then in office shall also be deemed an Original Director.

          3.6 Stock Options.  The Employee shall be eligible to receive,  at the
              -------------
sole discretion of the Board, in accordance with the Company's Plan, options to purchase shares of Common Stock of the Company with an exercise price equal to the fair market value of the Common Stock on the date of grant and vesting pursuant to the terms set forth by the Board.

          3.7 Rabbi Trust.  During the first year of the Employment  Period, the
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Employee  may  elect  to  defer  $25,000  of  his  annual  base  salary  into  a non-qualified deferral plan, commonly known as a "Rabbi Trust", created for the benefit of the Employee; and thereafter during the Employment Period, the Employee may elect to defer 100% of any amounts received pursuant to the Management Incentive Plan into the Rabbi Trust.

          3.8 Withholding.  All salary,  bonus and other compensation payable to
              -----------
the Employee shall be subject to applicable withholding taxes.

     4. Termination of Employment  Period. The employment of the Employee by the
        ---------------------------------
Company pursuant to this Agreement shall terminate upon the occurrence of any of the following:

          4.1 Expiration of the Employment Period;

          4.2 At the election of the Company, for Cause (as defined below), immediately upon written notice by the Company to the Employee, which notice shall identify the Cause upon which the termination is based. For the purposes of this Section 4.2, "Cause" shall mean (a) a good faith finding by the Company that (i) the Employee has repeatedly failed to perform his assigned duties for the Company, or (ii) the Employee has engaged in dishonesty,

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

gross negligence or misconduct, or (b) the conviction of the Employee of, or the entry of a pleading of guilty or nolo contendere by the Employee to, any crime involving moral turpitude or any felony;

          4.3 At the election of the Employee, for Good Reason (as defined below), immediately upon written notice by the Employee to the Company, which notice shall identify the Good Reason upon which the termination is based. For the purposes of this Section 4.3, "Good Reason" for termination shall mean (i) a material adverse change in the Employee's authority, duties or compensation without the prior written consent of the Employee (provided that neither the hiring of a chief operating officer nor the hiring of a chief financial officer by the Company and the relinquishment of such title and associated duties by the Employee shall constitute Good Reason hereunder), (ii) a material breach by the Company of the terms of this Agreement, which breach is not remedied by the Company within 10 days following written notice from the Employee to the Company notifying it of such breach or (iii) the relocation of the Employee's place of work more than 50 miles from the Company's current executive offices.

          4.4 Upon the death or disability of the Employee. As used in this Agreement, the term "disability" shall mean the inability of the Employee, due to a physical or mental disability, for a period of 90 days, whether or not consecutive, during any 360-day period, to perform the services contemplated under this Agreement, with or without reasonable accommodation as that term is defined under state or federal law. A determination of disability shall be made by a physician satisfactory to both the Employee and the Company; provided, that, if the Employee and the Company do not agree on a physician, the Employee and the Company shall each select a physician and these two together shall select a third physician, whose determination as to disability shall be binding on all parties;

          4.5 At the election of either party, upon not less than 180 days' prior written notice of termination.

     5. Effect of Termination.
        ---------------------

          5.1 At-Will  Employment.  If the Employment Period expires pursuant to
              -------------------
Section 1 hereof, then, unless the Company notifies the Employee to the contrary, the Employee shall continue his employment on an at-will basis following the expiration of the Employment Period. Such at-will employment relationship may be terminated by either party at any time and shall not be governed by the terms of this Agreement.

          5.2 Payments Upon Termination.
              -------------------------

          (a) In the event the Employee's  employment is terminated  pursuant to
Section 4.1, Section 4.2, Section 4.4 or by the Employee pursuant to Section 4.5, the Company shall pay to the Employee the compensation and benefits otherwise payable to him under Section 3 through the last day of his actual employment by the Company.

          (b) In the event the Employee's employment is terminated by the Employee pursuant to Section 4.3 or by the Company pursuant to Section 4.5, the Company shall continue to pay to the Employee his salary as in effect on the date of termination

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

and the amount of the annual bonus paid to him for the fiscal year immediately preceding the date of termination (payable in annualized monthly installments) and continue to provide to the Employee the other benefits owed to him under
Section 3.2 (to the extent such benefits can be provided to non-employees, or to the extent such benefits cannot be provided to non-employees, then the cash equivalent thereof) until the date 60 days after the date of termination. The payment to the Employee of the amounts payable under this Section 5.2(b) shall constitute the sole remedy of the Employee in the event of a termination of the Employee's employment in the circumstances set forth in this Section 5.2(b). The Employee shall not be entitled to any payments under this Section 5.2(b) unless and until the Employee executes a general release and waiver in a form satisfactory to the Board.

          5.3 Survival.  The  provisions of Sections  5.2(b) and 6 shall survive
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the termination of this Agreement.

     6. Non-Competition and Non-Solicitation. The Employee shall execute, if not
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previously  executed and still in effect,  simultaneously  with the execution of this Agreement, or otherwise upon the request of the Company, the Company's customary form of Invention Assignment and Confidential Information Agreement and form of Non-Competition and Non-Solicitation Agreement, substantially in the form attached hereto as Exhibit A and Exhibit B, respectively.

     7. Other  Agreements.  The Employee  represents that his performance of all
        -----------------
the terms of this Agreement and the performance of his duties as an employee of the Company do not and will not breach any agreement with any prior employer or other party to which the Employee is a party (including without limitation any nondisclosure or non-competition agreement). Any agreement to which the Employee is a party relating to nondisclosure, non-competition or non-solicitation of employees or customers is listed on Schedule B attached hereto.

     8. Miscellaneous.
        -------------

          8.1  Notices.  Any notices  delivered  under this  Agreement  shall be
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deemed duly  delivered  four  business  days after it is sent by  registered  or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next-business day delivery via a reputable nationwide overnight courier service, in each case to the address of the recipient set forth in the introductory paragraph hereto. Either party may change the address to which notices are to be delivered by giving notice of such change to the other party in the manner set forth in this Section 8.1.

          8.2 Pronouns.  Whenever the context may require,  any pronouns used in
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this Agreement  shall include the  corresponding  masculine,  feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

          8.3 Entire Agreement.  This Agreement constitutes the entire agreement
              ----------------
between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement.

          8.4  Amendment.  This  Agreement  may be amended or modified only by a
               ---------
written instrument executed by both the Company and the Employee.

          8.5 Governing Law. This  Agreement  shall be governed by and construed
              -------------
in accordance with the laws of the Commonwealth of Pennsylvania (without reference to the conflicts of laws provisions thereof). Any action, suit or other legal proceeding arising under or relating to any provision of this Agreement shall be commenced only in a court of the Commonwealth of Pennsylvania (or, if appropriate, a federal court located within Pennsylvania), and the Company and the Employee each consents to the jurisdiction of such a court. The Company and the Employee each hereby irrevocably waive any right to a trial by jury in any action, suit or other legal proceeding arising under or relating to any provision of this Agreement.

          8.6 Successors and Assigns.  This Agreement  shall be binding upon and
              ----------------------
inure to the benefit of both parties and their respective successors and assigns, including any corporation with which, or into which, the Company may be merged or which may succeed to the Company's assets or business; provided,
                                                                       --------
however,  that the  obligations  of the  Employee  are personal and shall not be
-------
assigned by him. Notwithstanding the foregoing, if the Company is merged with or into a third party which is engaged in multiple lines of business, or if a third party engaged in multiple lines of business succeeds to the Company's assets or business, then for purposes of this Agreement, the term "Company" shall mean and refer to the business of the Company as it existed immediately prior to such event and as it subsequently develops and not to the third party's other businesses.

          8.7  Waivers.  No delay or omission by the Company in  exercising  any
               -------
right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

          8.8 Captions.  The captions of the sections of this  Agreement are for
              --------
convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

          8.9  Severability.  In case any provision of this  Agreement  shall be
               ------------
invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.



                            [Signature Page Follows]

          THE EMPLOYEE ACKNOWLEDGES THAT HE HAS CAREFULLY READ THIS AGREEMENT, HAS HAD A FULL OPPORTUNITY TO REVIEW THIS AGREEMENT AND CONSULT WITH COUNSEL AND UNDERSTANDS AND AGREES TO ALL OF THE PROVISIONS IN THIS AGREEMENT.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.



                                          BIO-IMAGING TECHNOLOGIES, INC.


                                          By: /s/ David E. Nowicki
                                             -------------------------------
                                             Name: David E. Nowicki
                                             Title: Chairman of the Board



                                          EMPLOYEE

                                           /s/ Mark L. Weinstein
                                          ---------------------------------
                                          Mark L. Weinstein





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